NOCOPI TECHNOLOGIES, INC.

                             1996 STOCK OPTION PLAN

     1. Name, Purpose and Eligibility. This plan shall be known as the Nocopi Technologies, Inc. 1996 Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of Nocopi Technologies, Inc. (the "Company") by encouraging the acquisition of its common stock by directors and key employees of the Company and its subsidiaries upon whose judgment and ability the Company depends for its long term growth and development. Accordingly, the Plan is intended to promote a close identity of interests between the Company and its directors and employees as well as a means to attract and retain outstanding management. All salaried employees of the Company and its subsidiaries and non-employee directors of the Company ("Eligible Employees") shall be eligible to receive options under and in accordance with the terms of the Plan. In addition, consultants and advisers to the Company may receive options under the Plan to the extent that such persons are deemed to be employees for the purposes of registering shares issuable upon the exercise of options under the Securities Act of 1933 (the "Act") through the use of Form S- 8 promulgated thereunder.

     2. Plan Administration.

        (a) The Plan shall be administered by a committee (the "Committee") which shall consist of not less than two non-employee directors appointed by the Company's Board of Directors (the "Board"). No member of the Committee shall be, or within one year before having become a member thereof shall have been, eligible for selection as a person to whom stock options may be granted by the Committee under the Plan. Non-employee directors, including members of the Committee, may, however, participate under the Plan to the extent, and on the terms, specified in Section 7 hereof.

        (b) Subject to the terms of the Plan, the Committee shall have the authority, in its sole discretion and from time to time, to: (i) designate the Eligible Employees (other than non-employee directors) to whom options to purchase ("Options") the Company's common stock, par value $.01 per share (such common stock, and any other common stock or other securities which may be issuable upon the exercise of Options granted hereunder by virtue of any adjustment made pursuant to Section 11 hereof is herein referred to as "Common Stock") shall be granted under the Plan; (ii) grant Options provided for in the Plan in such form and amount as the Committee shall determine; (iii) impose such limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate; and (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Plan.


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        (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any award hereunder.

     3. Types of Options Under Plan. The Committee may designate Options granted to a person who (i) is an employee of the Company or a subsidiary of the Company and (ii) does not own stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). A stock option agreement for any Option intended to qualify as an incentive stock option shall contain a statement of such intent. All Options granted under the Plan which are not designated as incentive stock options shall be non-qualified stock options.

     4. Shares Subject to the Plan. The aggregate number of shares of the Company's common stock, par value $.01 per share which may be issued upon the exercise of Options granted under the Plan is 700,000 subject to adjustment as provided in Section 11 hereof. Such shares may be authorized and unissued shares or may be treasury shares. If an Option expires or terminates for any reason during the term of the Plan and prior to its exercise in full, the number of shares previously subject to but not delivered under such Option shall again be available for the grant of Options thereafter.

     5. Effective Date and Term of Plan. The Plan shall become effective at such time as there shall have been filed and become effective articles of amendment to the Company's articles of incorporation effecting a one for five reverse stock split, setting the number of authorized shares of the Company's common stock at 50,000,000, and setting the par value of such shares at $.01 per share, provided that on such date, the adoption of the Plan shall have been approved by the affirmative vote of the holders of a majority of the Company's Common Stock present or represented and entitled to vote at a meeting duly held in accordance with the provisions of the Maryland General Corporation Law, as amended, and shall remain in effect for a period of ten years thereafter, or until termination by the Board, whichever occurs first. The effectiveness of the Plan shall constitute its adoption for the purposes of Section 422A of the Code.

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     6. Stock Options.

        (a) Options granted under the Plan shall be evidenced by stock option agreements in such form, not inconsistent with this Plan, as the Committee shall approve from time to time. At the time of the grant the Committee shall determine for each Option the exercise period, which shall not continue for more than ten years from the date of Option grant, the appropriate Option price (as specified below) and such other conditions to or restrictions on the exercise of the Option, including but not limited to vesting provisions, if any, as the Committee deems appropriate.

        (b) The per share price at which a share of Common Stock may be purchased upon the exercise of an Option (the "Option Price") shall be determined as follows:

            (i) In the case of an Option designated as an incentive stock option, the Option Price shall be not less than 100% of the fair market value (on the date such Option is granted) of the Common Stock issuable upon the exercise thereof, as determined by the Committee in the reasonable exercise of its discretion.

            (ii) In the case of a non-qualified Option, the Option Price shall be any amount established by the Committee in its discretion or, in the case of Discounted Options (as hereafter defined), the amount determined in accordance with Section 7(a)(iii) of this Plan.

        (c) The aggregate Option Price payable to the Company in connection with the exercise of Option(s) may be paid in cash or, in whole or in part, with unrestricted shares of Company Common Stock, as the Committee may determine.

     7. Non-Employee Director Options.

        (a) If, during the term of this Plan, the Company shall adopt a policy of compensating non-employee directors for their service as directors on an annual basis, the Company shall issue discounted options ("Discounted Options") to any non-employee director of the Company electing to receive such Discounted Options in lieu of the payment to said non-employee director of any specified portion of the Annual Retainer (as defined hereinbelow) otherwise payable to such non-employee director, provided that in the particular case all of the limitations and provisions of this Section shall have been complied with:

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            (i)  A Discounted Option shall be issued automatically on June 1
(or if June 1 is not a business day, on the next succeeding business day) of each year to any non-employee director who, prior to January 1 of such year, files with the Committee or its designee an irrevocable, written election to receive such Discounted Option in lieu of all or a specified portion of the Annual Retainer to be earned in such year by such non-employee director.

            (ii) The number of shares subject to a Discounted Option issued to a non-employee director pursuant to this Section shall be equal to the nearest number of whole shares determined in accordance with the following formula:

         Dollar Amount of Annual Retainer to
         be Received as Discounted Option        =  Number
         Fair Market Value of Common Stock          of Shares
         on Date of Issue - Per Share
         Option Price

"Annual Retainer" shall mean the amount which the non-employee director will be entitled to receive for serving as a director in the relevant calendar year, but shall not include fees or expenses for attendance at meetings of the Board or any committee of the Board or for any other services to be provided to the Company.

            (iii) The Option price per share for the shares covered by Discounted Options issued in accordance with this Section shall be Seventy Five Percent (75%) of the fair market value of the Common Stock. For the purpose of this subsection 7(a)(iii), the fair market value of the Common Stock shall be deemed to be the closing selling price of the Common Stock on the trading day immediately preceding the date on which the Discounted Option is issued, or, if no sale of Common Stock occurred on such day, the mean average of the low "asked" and high "bid" prices for the Common Stock on such day, in either case, as reported by the National Quotation Bureau, Inc.

            (iv) No Discounted Option issued under this Section may be exercised before the first anniversary of the date upon which it was issued; provided, however, that any Discounted Option so issued shall become exercisable upon the retirement of the non-employee director because of age or upon the death or disability of the director, as provided in paragraphs (v) and (vi) of this Section. No Discounted Option issued under this Section shall be exercisable after the expiration of ten years from the date upon which such Discounted Option is issued. Each Discounted Option shall be subject to termination before its date of expiration as hereinafter provided.

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            (v)   Except as herein provided, the rights of a non-employee
director in a Discounted Option issued under this Section shall not terminate upon such director's termination as a director for any reason (including death, retirement or disability). That portion of any Discounted Option granted under this Section which is attributable to a portion of an Annual Retainer which is not earned due to termination as a director (for any reason) shall automatically abate and be canceled.

            (vi) Any Discounted Option issued to a non- employee director and outstanding on the date of his or her death may be exercised by the administrator of such director's estate, the executor under his or her will, or the person or persons to whom such Discounted Option shall have been validly transferred by such executor or administrator pursuant to the will of the deceased non-employee director or the laws of intestate succession (but not beyond the specified expiration date of such Discounted Option).

            (vii) Discounted Options issued under this Section may be exercised only by written notice to the Company accompanied by payment in cash of the full consideration for the shares as to which they are exercised.

        (b) The provisions of this Section shall apply only to Discounted Options issued or to be issued to non-employee directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or any Option issued under this Plan to a participant who is not a non-employee director of the Company.

     8. Termination of Employment. Except as the Committee otherwise determines in a particular case, Options held by a participant whose employment with the Company or a subsidiary terminates for reasons other than (i) retirement at the normal retirement date then in effect for employees of the Company or such subsidiary, (ii) early retirement with the consent of the Board, (iii) disability, or (iv) death shall terminate upon the expiration of thirty days after such participant's termination of employment. This Section shall not apply to Discounted Options awarded to non-employee directors.

     9. Death of a Participant. In the event of the death of a participant, if the deceased participant holds Options some portion of one or more of which is exercisable at the time of his or her death, the administrator of such participant's estate, the executor under his or her will, or the person or persons to whom



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such Options shall have been validly transferred by such executor or administrator pursuant to the participant's will or the laws of intestate succession shall have the right, within twelve months from the date of such participant's death, to exercise all Options (or any portion thereof) held by such participant on the date of death which were then exercisable, but not yet exercised; provided, however, that no Option shall be exercised after its specified expiration date.

     10. Retirement and Disability. In the event of termination of the employment of a participant (or the termination of a participant's service as a non-employee director) due to retirement at the normal retirement date then in effect for employees or non-employee directors of the Company or early retirement with the consent of the Board, or in the event a participant becomes disabled, a participant who, upon retirement or disability, holds Options some portion of one or more of which is then exercisable shall have the right, within three years of the date of such retirement or disability, to exercise all Options (or any portion thereof) held by such participant on the date of retirement or disability which were then exercisable but not yet exercised; provided, however, that no Option shall be exercised after its specified expiration date.

     11. Changes in Capitalization. The (i) total number of shares of Common Stock of the Company for which Options may be granted, (ii) number of shares subject to each outstanding Option, and (iii) Option prices and Discount Option prices per share shall be subject to appropriate adjustment by the Committee for any changes in the number of outstanding shares of Common Stock resulting from a merger, recapitalization, stock split, stock dividend or other change in the Company's corporate or capital structure.

     12. Withholding Taxes. Whenever shares of Company Common Stock are to be issued or delivered upon the exercise of Options granted hereunder, the Committee shall have the right, at or prior to the delivery of any certificate or certificates for shares, to require the exercising participant to remit to the Company, in cash, in shares of Company Common Stock, or in other consideration deemed satisfactory to the Committee, as the Committee may determine, an amount sufficient to satisfy withholding requirements, with respect to federal, state and local income and employment taxes.

     13. Employment. The establishment of the Plan and awards hereunder shall not be construed as conferring on any participant any right to continued employment, and the employment of any participant may be terminated without regard to the effect which such action might have upon him or her as a participant.

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     14. Transferability.

         (a) Options are not transferable other than by will, by the laws of intestate succession or pursuant to a qualified domestic relations order. No transfer shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased participant's will and such other evidence as the Committee may deem necessary to establish the validity of the transfer or, if applicable, a certified copy of such qualified domestic relations order.

         (b) Only the participant or his or her guardian, or in the event of death, his or her legal representative or beneficiary, may exercise Options or Discounted Options and receive deliveries of shares.

     15. Non-Uniform Determinations. The Committee's determinations under this Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing the same, and the establishment of performance standards) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     16. Effect on Other Plans. Participation in this Plan shall not affect a participant's eligibility to participate in any other benefit or incentive plan of the Company.

     17. Amendment, Modification, and Termination. The Board, at any time, may terminate and in any respect amend or modify the Plan; provided, however, that no such action by the Board, without approval of the Company's shareholders, may
(i) increase the total number of shares of Common Stock available under the Plan in the aggregate (except as otherwise provided in Section 11), (ii) materially increase the benefits accruing to participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation under the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any participant under an award previously granted. Section 7 of this Plan shall not be amended more than once in any six month period, except to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended.

     18. Governing Law. This Plan shall be governed by the laws of the State of Maryland.

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